UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 17, 2005

DYNAVAX TECHNOLOGIES
CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50577 (Commission File Number)	33-0728374 (IRS Employer Identification No.)

2929 Seventh Street, Suite 100, Berkeley, (Address of Principal Executive Offices)	CA 94710 (Zip Code)
Registrant’s telephone number, including area code: (510) 848-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On August 17, 2005, the board of directors of Dynavax Technologies Corporation (the "Company") adopted an amendment to Section 3.1 of the Company's bylaws increasing the fixed number of directors of the Company thereunder from seven (7) to nine (9).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dynavax Technologies Corporation

Date: August 23, 2005	By:	/s/ Deborah A. Smeltzer
Deborah A. Smeltzer
Vice President, Operations and Chief Financial Officer